SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 21, 2004

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533               63-1261433
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)


 100 Brookwood Place, Birmingham, Alabama                            35209
   (Address of Principal Executive Office )                        (Zip code)


       Registrant's telephone number, including area code: (205) 877-4400
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits filed with this report:

       NUMBER EXHIBIT

       99.1 Copy of Registrant's press release, dated June 21, 2004, publicly commenting on A.M. Best's affirmation of the Financial Strength Rating of ProAssurance Corporation and its core insurance subsidiaries.

ITEM 9. REGULATION FD DISCLOSURE

       The registrant has furnished this report to disclose for Regulation FD purposes its public release of:

              1. Comments on A. M. Best's affirmation of the Company's Financial Strength Rating. A copy of the press release, dated June 21, 2004, is included as exhibit 99.1 to this report.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2004

                                      PROASSURANCE CORPORATION




                                      By:  /s/ Frank B. O'Neil

                                      -----------------------------------------
                                               Frank B. O'Neil
                                               Senior Vice President


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